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PROXY                                                               EXHIBIT 99.1


                        SANCHEZ COMPUTER ASSOCIATES, INC.

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                     SOLICITED BY THE BOARD OF DIRECTORS OF
    SANCHEZ COMPUTER ASSOCIATES, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Sanchez Computer Associates, Inc. ("Sanchez") hereby appoints Joseph F. Waterman and Marcia Heister, or either of them, as attorney, agent and proxy of the undersigned, each with full power of substitution, to vote all shares of common stock of Sanchez which the undersigned is entitled to vote at the Special Meeting of Shareholders of Sanchez to be held on __________ ___, 2004, at the Desmond Great Valley Hotel and Conference Center, located at One Liberty Boulevard, Malvern, Pennsylvania 19355 at ______ local time, and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF SANCHEZ AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING.

The Board of Directors recommends a vote "FOR" Proposal 1.

This proxy may be revoked at any time before it is voted by: (i) filing with Joseph F. Waterman, President and Chief Operating Officer of Sanchez, or Marcia Heister, Senior Vice President and Corporate Secretary of Sanchez, at or before the special meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to Mr. Waterman or Ms. Heister at or before the special meeting; or (iii) attending the special meeting and voting in person (although attendance at the special meeting will not in and of itself constitute revocation of this proxy).

The undersigned acknowledges receipt from Sanchez, prior to the execution of this proxy, of notice of the special meeting and a proxy statement/prospectus.

                   (Continued and to be signed on other side)

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
                                                             Please mark your
                                                             votes as indicated     X
                                                             in this example.


1.   To approve and adopt the                                                      2.  To transact such other
     Agreement and Plan of Merger and       FOR         AGAINST        ABSTAIN         business as may properly come
     Reorganization dated as of                                                        before the meeting.
     January 27, 2004, by and among
     Sanchez Computer Associates,
     Inc., Fidelity National
     Financial, Inc., Fidelity
     Information Services, Inc.,
     Sunday Merger Corp. and Sunday
     Merger, LLC.

                                                                                DO YOU PLAN TO ATTEND THE MEETING:
                                                                                YES      NO



                                                                                When signing as attorney, executor,
                                                                                officer, administrator, trustee or
                                                                                guardian, please give full title.
                                                                                If more than one trustee, all should
                                                                                sign. All joint owners must sign.


Signature(s)                                                                Dated:                      , 2004
            ---------------------------------------------------------------       ----------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK,
SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.


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                                 FOLD AND DETACH HERE



                              VOTE BY INTERNET OR TELEPHONE OR MAIL

                                 24 HOURS A DAY, 7 DAYS A WEEK

 YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS
               IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.






 -------------------------------------         ---------------------------------         -------------------------------

          Internet                                       Telephone                                  Mail

    --------------------------                    -----------------------
                                                                                              Mark, sign and date
 Use the Internet to Vote your                 Use any touch-tone telephone to                   your proxy card
 proxy.  Have your proxy card in               vote your proxy.  Have your                            and
 hand when you access the web site.            proxy card in hand when you                      return it in the
 You will be prompted to enter your    OR      call.  You will be prompted to    OR           enclosed postage-paid
 control number, located in the box            enter your control number,                          envelope
 below, to create and submit an                located in the box below, and
 electronic ballot.                            then follow the directions
                                               given.
 -------------------------------------         ---------------------------------         -------------------------------


                                IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                   YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

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